UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	As previously announced (and disclosed on Form 8-K), Michael S. Ciskowski retired on May 3, 2018, from his position as Executive Vice President and Chief Financial Officer of Valero Energy Corporation (“Valero”).

Effective May 3, 2018, director Susan Kaufman Purcell retired from Valero’s board of directors in accordance with the terms of Valero’s director retirement policy.

(c)	As previously announced (and disclosed on Form 8-K), effective May 3, 2018, the board elected Donna M. Titzman to serve as Executive Vice President and Chief Financial Officer of Valero.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of the stockholders of Valero was held May 3, 2018. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Election of directors. The election of each director was approved as follows.

H. Paulett Eberhart	shares voted	required vote *	vote received
for	324,131,832	>50.0%	99.17%
against	2,704,621
abstain	810,512
broker non-votes	46,647,173

Joseph W. Gorder	shares voted	required vote *	vote received
for	296,626,550	>50.0%	92.05%
against	25,607,195
abstain	5,413,220
broker non-votes	46,647,173

Kimberly S. Greene	shares voted	required vote *	vote received
for	326,326,873	>50.0%	99.76%
against	778,876
abstain	541,216
broker non-votes	46,647,173

Deborah P. Majoras	shares voted	required vote *	vote received
for	312,281,374	>50.0%	97.56%
against	7,805,158
abstain	7,560,433
broker non-votes	46,647,173

Donald L. Nickles	shares voted	required vote *	vote received
for	320,560,580	>50.0%	98.00%
against	6,539,863
abstain	546,522
broker non-votes	46,647,173

Philip J. Pfeiffer	shares voted	required vote *	vote received
for	326,070,359	>50.0%	99.69%
against	1,019,257
abstain	557,349
broker non-votes	46,647,173

Robert A. Profusek	shares voted	required vote *	vote received
for	316,507,420	>50.0%	96.79%
against	10,503,732
abstain	635,813
broker non-votes	46,647,173

Stephen M. Waters	shares voted	required vote *	vote received
for	325,286,079	>50.0%	99.45%
against	1,802,033
abstain	558,853
broker non-votes	46,647,173

Randall J. Weisenburger	shares voted	required vote *	vote received
for	326,196,029	>50.0%	99.73%
against	872,102
abstain	578,834
broker non-votes	46,647,173

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	325,513,526	>50.0%	99.52%
against	1,578,758
abstain	554,681
broker non-votes	46,647,173

(2)	Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	367,335,269	>50.0%	98.14%
against	6,138,180
abstain	820,689
broker non-votes	n/a

(3)	Proposal 3: Advisory vote to ratify the 2017 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	283,510,365	>50.0%	86.53%
against	42,441,494
abstain	1,695,106
broker non-votes	46,647,173

(4)	Proposal 4: Amend Valero’s Restated Certificate of Incorporation to remove supermajority vote requirements. The proposal failed. Votes were cast as follows:

Proposal 4	shares voted	required vote *	vote received
for	325,057,291	at least 80.0%	75.43%
against	1,765,577
abstain	824,097
broker non-votes	46,647,173

(5)	Proposal 5: Amend Valero’s Restated Certificate of Incorporation to permit stockholders to act by written consent. The proposal failed. Votes were cast as follows:

Proposal 4	shares voted	required vote *	vote received
for	300,062,376	at least 80.0%	69.63%
against	26,605,058
abstain	979,531
broker non-votes	46,647,173

*	Notes:

Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2 and 3 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the annual meeting and entitled to vote. Proposals 4 and 5 required approval by the affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of Valero. On the record date for the annual meeting, there were 430,922,297 shares of Valero’s common stock outstanding.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors, pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote (Proposals 2 and 3), or the affirmative vote of at least 80 percent of the voting power of the outstanding shares of Valero (Proposals 4 and 5), then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances (e.g., for Proposal 2), a broker may nevertheless vote the shares in the broker’s discretion. But under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner (Proposals 1, 3, 4 and 5). This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of the voting power of the issued and outstanding shares of the Company, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 8, 2018	by:	/s/ Jay D. Browning
Jay D. Browning
Executive Vice President and
General Counsel